SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 5, 2004

(Date of earliest event reported)

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 141 & Henry Clay Road, Building E336, Wilmington, DE 19880

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 498-6700

Item 5.	Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated March 8, 2004 announcing the issuance of an additional $50 million of the Company’s 3 1/2% Convertible Subordinated Notes due 2011.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated March 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004

INCYTE CORPORATION

By	/S/ Patricia A. Schreck
Name:	Patricia A. Schreck
Title:	Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 8, 2004.